MERRILL LYNCH
EMERGING TIGERS
FUND, INC.





FUND LOGO





Quarterly Report

August 31, 1998


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH EMERGING TIGERS FUND, INC.

Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of August 31, 1998

INDIA              19.0%
INDONESIA           2.2%
MALAYSIA           13.1%
THAILAND            9.7%
SINGAPORE          24.0%
CHINA               7.7%
PHILIPPINES         8.0%

[FN]
*Total may not equal 100%.




Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1998


DEAR SHAREHOLDER


Investment Review
During the quarter ended August 31, 1998, there were unexpectedly strong "contagion effects" from the Asian crisis that spread to stock markets worldwide. First, the Japanese economy, which was already in a slump, was further weakened by economic collapse in the rest of Asia. Since Asia is at least one-third of Japan's export market, an economic decline will have a significant negative impact on Japanese exports. The reluctance and inability of the Japanese authorities to deal with their own economic and banking problems have resulted in a recession, which is harming the chances of a recovery in the rest of Asia.

Second, deflation and falling demand in Asia have negatively affected prices of nearly all commodities. This has led to slowing growth in commodity-producing countries, which include most of Latin America, Russia, Australia and Canada. The devaluation of the Russian ruble was largely initiated by falling commodity prices, which in turn caused a deterioration in the Russian current account. This event triggered devaluations in the currencies of Colombia and Ecuador. Investors are waiting to see if other emerging economies can avoid devaluing their currencies, most notably The People's Republic of China and Hong Kong. During the August quarter, investors appeared to anticipate ongoing difficulties for emerging economies worldwide, and global equities fell accordingly.

The most significant events in Asia during the August quarter were the intervention by the Hong Kong Monetary Authority in the stock market and the imposition of capital controls in Malaysia. These controls will likely limit the Fund's ability to repatriate proceeds of its Malaysian investments. The precise nature of some of the restrictions is currently unclear. The Fund's investments in Malaysia may not be available to meet redemptions. Also, the Fund's management will not be able to reallocate the Fund's current investments in Malaysia to other investment opportunities outside Malaysia so long as the restrictions remain in place (which is currently anticipated to be at least until September 1999). This will affect the Fund's performance in the upcoming quarters. As of September 30, 1998, approximately 13.1% of the Fund's net assets was invested in Malaysia. It is possible that Malaysia will impose additional restrictions or that other countries will impose similar (or other) restrictions. In these circumstances, it is possible that the percentage of the Fund's portfolio subject to currency controls may increase.

With the deteriorating global economic environment, deflation and lack of political leadership worldwide, we chose to sell positions in The People's Republic of China and Singapore during the August quarter. We also raised the Fund's cash position from 12.0% at the beginning of the quarter to 15.7% at August 31, 1998. In addition, we are underweighted in most of the Asian tiger stock markets, compared to the unmanaged Goldman Sachs Southeast Asian Emerging Markets Index.


Investment Outlook
The government in The People's Republic of China has been attempting to reflate the economy through interest rate cuts, which have lent some support to the stock market. Further cuts are likely since real interest rates remain quite high, and the government has finally realized that the country is now suffering from deflation, as opposed to inflation. The renminbi is likely to remain stable through the rest of the year, in our opinion, because of the positive current account, large foreign exchange reserves, and capital account controls on the currency. As of August 31, 1998, our weighting in China stood at 7.7% of net assets, still above the weighting in the benchmark index.

Capital controls in Malaysia are likely to hurt Singapore's economy because of slowing trade, a decline in the financial services industry, and fewer tourists. Singapore's stock market fell sharply since the announcement of Malaysia's capital controls, and financial firms have been especially hard hit. We chose to sell our position in the real estate industry because of concerns about continued deterioration in property prices. However, we believe that Singapore's financial and economic infrastructures remain strong and are able to weather the economic dislocations of its neighbors.

Indonesia may be examining the possibility of instituting capital controls, although controls would likely hurt the already damaged economy still further. It seems unlikely that President Habibie will be able to stay in power for long. There is growing civil unrest as the economy continues to worsen.

The Philippines' stock market finally succumbed to the Asian financial collapse and declined sharply during the August quarter. There are two reasons for this sharp correction. First, President Estrada has not been pushing for financial and economic reforms. Second, the economy has been negatively impacted by falling demand from the rest of Asia, and exports have slowed considerably. We reduced our position in the Philippines during the quarter from 9.1% of net assets to 8.0% by August 31, 1998.

The Thai economy appears to be bottoming. If the monetary authorities prove capable of solving the problems of the banking system, the economy may recover by next year. However, we do not foresee a sharp recovery, but a slow, shallow one.

India has been one of the more resilient economies during the Asian financial turmoil. Although the Indian economy is not doing well, it is performing better than other Asian economies. The Reserve Bank of India has been loosening monetary policy recently, which has eased the country's liquidity situation and provided some short-term support to the stock market. However, the political situation is a key variable in India, with an unstable coalition government and its questionable commitment to financial reform. Although India's relatively closed economy has not served the country well in the past, at this time it is providing some insulation from the devastating economic and financial effects in the rest of Asia.


In Conclusion
We currently expect to continue to follow a defensive investment strategy through the balance of 1998. In our view, the primary problem in Asia is the immense indebtedness of the private sector. Banks are in poor shape and are not making loans, so lower interest rates may not do much to stimulate Asian economies. For this reason, we believe that it is crucial for Asian governments to solve their banking problems before their economies can move forward again.

We thank you for your continued investment in Merrill Lynch Emerging Tigers Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



September 30, 1998




Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1998


PERFORMANCE DATA



About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results*
                                                        12 Month           3 Month        Since Inception
                                                      Total Return       Total Return       Total Return
ML Emerging Tigers Fund, Inc. Class A Shares            -55.28%            -31.71%             -65.83%++
ML Emerging Tigers Fund, Inc. Class B Shares            -55.72             -31.88              -69.86
ML Emerging Tigers Fund, Inc. Class C Shares            -55.64             -31.78              -69.86
ML Emerging Tigers Fund, Inc. Class D Shares            -55.32             -31.75              -69.35

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A Shares, 3/4/94; and Class B, Class C and Class D Shares, 6/10/96.
++Performance results for Class A Shares prior to June 10, 1996 are for the period when the Fund was closed-end.




Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        -61.60%        -63.62%
Inception (3/4/94) through 6/30/98        -18.02         -19.04

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/98                        -61.90%        -63.43%
Inception (6/10/96) through 6/30/98       -38.03         -38.63

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/98                        -61.94%        -62.32%
Inception (6/10/96) through 6/30/98       -38.08         -38.08

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 6/30/98                        -61.60%        -63.62%
Inception (6/10/96) through 6/30/98       -37.55         -39.17

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.





Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1998



SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                Shares Held/                                                                        Percent of
COUNTRY      Industries          Face Amount          Long-Term Investments                Cost         Value       Net Assets
China        Appliances              690,000  Guangdong Kelon Electrical Holdings
                                              Co., Ltd. (Class H)                      $    759,191     $    347,284    1.0%

             Conglomerates           267,000  Shanghai Industrial Holdings Ltd.             676,860          358,357    1.0

             Infrastructure           63,000  New World Infrastructure Ltd.                 187,796           35,977    0.1
                              US$    611,000  New World Infrastructure Ltd., 5%
                                              due 7/15/2001                                 770,740          387,985    1.1
                                   1,825,000  Zhejiang Expressway Co. Ltd.
                                              (Class H)                                     323,104          186,064    0.5
                                                                                       ------------     ------------  ------
                                                                                          1,281,640          610,026    1.7

             Mining                   22,880  Yanzhou Coal Mining Co. Ltd. (ADR)*           360,360          111,540    0.3

             Telecommunications      588,500  China Telecom (Hong Kong) Limited             941,234          774,672    2.2

             Utilities--           1,876,000  Beijing Datang Power Generation
             Electric & Gas                   Company Limited (Class H)                   1,032,004          295,368    0.8
                                      38,500  Huaneng Power International,
                                              Inc. (ADR)*                                   589,092          250,250    0.7

                                                                                          1,621,096          545,618    1.5

                                              Total Long-Term Investments in China        5,640,381        2,747,497    7.7


India        Banking & Financial      45,181  Housing Development Finance
                                              Corporation Ltd.                            2,812,530        2,728,709    7.7
                                      77,600  State Bank of India (GDR)**                 1,187,470          663,480    1.9
                                                                                       ------------     ------------  ------
                                                                                          4,000,000        3,392,189    9.6

             Oil Services             60,900  Hindustan Petroleum Corporation Ltd.          659,510          402,026    1.1

             Pharmaceuticals          38,400  Ranbaxy Laboratories Limited                  704,147          460,302    1.3

             Telecommunications      168,000  Mahanagar Telephone Nigam Ltd. (GDR)**      2,008,944        1,709,400    4.8
                                      81,000  Videsh Sanchar Nigam Ltd. (GDR)**           1,311,500          789,750    2.2
                                                                                       ------------     ------------  ------
                                                                                          3,320,444        2,499,150    7.0

                                              Total Long-Term Investments in India        8,684,101        6,753,667   19.0

Indonesia    Oil--Related            109,200  Gulf Indonesia Resources Ltd.               2,303,596          771,225    2.2

                                              Total Long-Term Investments
                                              in Indonesia                                2,303,596          771,225    2.2

Malaysia     Building &               43,000  I.J.M. Corp. BHD                               83,169            6,994    0.0
             Construction

             Consumer Products       655,500  Amway (Malaysia) Holdings BHD               2,577,576          724,413    2.1

             Industrial              798,075  O.Y.L. Industries BHD                       3,561,363          935,431    2.6

             Insurance             1,278,000  MNI Holdings BHD                            3,982,108          565,554    1.6

             Leisure                 297,000  Berjaya Sports Toto BHD                       630,655          193,240    0.6
                                     173,000  Genting BHD                                   613,496          318,646    0.9
                                      85,000  Resorts World BHD                             205,223           65,471    0.2
                                     554,000  Sime Darby BHD                                706,167          225,284    0.6
                                                                                       ------------     ------------  ------
                                                                                          2,155,541          802,641    2.3

             Publishing &          1,333,000  Star Publications (Malaysia) BHD            3,528,662        1,147,901    3.2
             Broadcasting

             Telecommunications      169,000  Telekom Malaysia BHD                          422,936          218,299    0.6

             Utilities--             331,000  YTL Power International BHD                   302,732          133,809    0.4
             Electric & Gas

             Wire & Cable    US$     230,000  Leader Universal Holdings BHD, 2.75%
                                              due 5/05/2004                                 167,750          115,000    0.3

                                              Total Long-Term Investments
                                              in Malaysia                                16,781,837        4,650,042   13.1

Philippines  Conglomerates         6,157,200  Benpres Holdings Corp.                      2,468,856          508,393    1.4

             Infrastructure        1,156,500  International Container Terminal
                                              Services, Inc.                                106,875           41,910    0.1

             Real Estate           4,405,250  Ayala Land Corporation                      2,264,614          697,161    2.0


             Restaurants           1,365,000  Jollibee Foods Corporation (Warrants)(a)      700,869          383,515    1.1
             Retail                7,486,346  SM Prime Holdings, Inc.                     1,229,712          910,038    2.6

             Utilities--             174,956  Manila Electric Co. (MERALCO) 'B'             983,374          288,918    0.8
             Electric & Gas

                                              Total Long-Term Investments in
                                              the Philippines                             7,754,300        2,829,935    8.0

Singapore    Airlines                258,000  Singapore Airlines Ltd. 'Foreign'           2,457,414        1,104,676    3.1

             Banking & Financial      97,500  Development Bank of Singapore Ltd.            848,944          337,817    1.0
                                      62,400  United Overseas Bank Ltd. 'Foreign'           344,062          147,651    0.4
                                                                                       ------------     ------------  ------
                                                                                          1,193,006          485,468    1.4

             Electronics             280,500  Elec & Eltek International
                                              Company Ltd.                                1,306,174        1,189,320    3.4
                                     981,000  Natsteel Electronics Ltd.                   1,876,465        1,956,473    5.5
                                                                                       ------------     ------------  ------
                                                                                          3,182,639        3,145,793    8.9

             Industrial              863,000  Clipsal Industries Ltd.                     2,200,509          362,460    1.0

             Publishing              216,664  Singapore Press Holdings Ltd. 'Foreign'     2,539,866        1,525,803    4.3
             & Broadcasting

             Real Estate             119,000  City Developments Ltd.                        708,622          209,172    0.6
             Telecommunications    1,142,000  Singapore Telecommunications, Ltd.          1,758,644        1,666,355    4.7

                                              Total Long-Term Investments
                                              in Singapore                               14,040,700        8,499,727   24.0

Thailand     Banking & Financial     211,800  Bangkok Bank Public Company Ltd.
                                              'Foreign'                                     512,742          149,476    0.4
                                     343,000  Thai Farmers Bank Public Company
                                              Limited 'Foreign'                             527,016          147,703    0.4
                                                                                       ------------     ------------  ------
                                                                                          1,039,758          297,179    0.8

             Oil--Related            175,600  PTT Exploration and Production
                                              Public Company Ltd. 'Foreign'               1,551,345        1,159,464    3.3

             Publishing &            225,400  BEC World Public Company Ltd. 'Foreign'     1,016,396          717,182    2.0
             Broadcasting

             Telecommunications      137,600  Advanced Info Service Public Co.
                                              Ltd. 'Foreign'                                703,037          559,617    1.6
             Utilities--             520,800  Electricity Generating Public Co.
             Electric & Gas                   Ltd. 'Foreign'                                833,720          722,641    2.0

                                              Total Long-Term Investments in
                                              Thailand                                    5,144,256        3,456,083    9.7

                                              Total Long-Term Investments                60,349,171       29,708,176   83.7



Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                      Face                                                                        Percent of
COUNTRY                              Amount          Short-Term Securities                 Cost           Value   Net Assets
United       Commercial         $  1,000,000  Concord Minutemen Capital Co. LLC,
States       Paper***                         5.55% due 9/02/1998                      $    999,846     $    999,846    2.8%
                                     905,000  General Motors Acceptance Corp.,
                                              5.81% due 9/01/1998                           905,000          905,000    2.6
                                   1,787,000  Park Avenue Receivables Corp., 5.56%
                                              due 9/10/1998                               1,784,516        1,784,516    5.0
                                   1,900,000  Variable Funding Capital Corp.,
                                              5.54% due 9/10/1998                         1,897,368        1,897,368    5.3

                                              Total Investments in Short-Term
                                              Securities                                  5,586,730        5,586,730   15.7


             Total Investments                                                         $ 65,935,901       35,294,906   99.4
                                                                                       ============
             Other Assets Less Liabilities                                                                   200,495    0.6
                                                                                                        ------------  ------
             Net Assets                                                                                 $ 35,495,401  100.0%
                                                                                                        ============  ======
             Net Asset Value:     Class A--Based on net assets of $27,977,119 and
                                  5,873,277 shares outstanding                                          $       4.76
                                                                                                        ============
                                  Class B--Based on net assets of $4,349,001 and
                                  929,325 shares outstanding                                            $       4.68
                                                                                                        ============
                                  Class C--Based on net assets of $1,902,041 and
                                  406,804 shares outstanding                                            $       4.68
                                                                                                        ============
                                  Class D--Based on net assets of $1,267,240 and
                                  266,880 shares outstanding                                            $       4.75
                                                                                                        ============

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.




EQUITY PORTFOLIO CHANGES


For the Quarter Ended August 31, 1998

Additions

Huaneng Power International, Inc. (ADR)
Singapore Telecommunications, Ltd.
Zhejiang Expressway Co. Ltd. (Class H)


Deletions

Creative Technology Ltd.
Public Bank BHD 'Foreign'
Vietnam Frontier Fund


PORTFOLIO INFORMATION

As of August 31, 1998


                                                       Percent of
Ten Largest Equity Holdings                            Net Assets

Housing Development Finance Corporation Ltd.               7.7%
Natsteel Electronics Ltd.                                  5.5
Mahanagar Telephone Nigam Ltd. (GDR)                       4.8
Singapore Telecommunications, Ltd.                         4.7
Singapore Press Holdings Ltd. 'Foreign'                    4.3
Elec & Eltek International Company Ltd.                    3.4
PTT Exploration and Production Public
  Company Ltd. 'Foreign'                                   3.3
Star Publications (Malaysia) BHD                           3.2
Singapore Airlines Ltd. 'Foreign'                          3.1
O.Y.L. Industries BHD                                      2.6



Merrill Lynch Emerging Tigers Fund, Inc., August 31, 1998


OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kara W.Y. Tan Bhala, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863